[logo] LIBERTY STRATEGIC
         INCOME FUND

       ANNUAL REPORT
     DECEMBER 31, 2001

[Graphic Omitted]

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PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Keith T. Banks]

Dear Shareholder:

The last 12 months have been a remarkable period. In response to overwhelming evidence of a slowing economy, the US Federal Reserve Board (the Fed) reversed its monetary policy from a tightening bias to one of easing. In an effort to avoid recession, the Fed aggressively lowered interest rates, announcing 11 cuts during 2001. At the close of the period, short-term rates stood at a record low 1.75%. Despite these measures, the US officially slipped into recession during the period, and several world markets found themselves facing recession as well. The events of September 11 impacted markets around the world, but with the passage of time we have begun to see that many opportunities remain.

The fund employs a diversified investment strategy, spreading its assets among bonds from three distinct markets: US government bonds, high yield corporate bonds and foreign government bonds. During this 12-month period, relative strength of US government and emerging market bonds helped to compensate for lagging performance in the US high yield market.

There have been a number of developments since the June 30 semiannual report to shareholders. One of the most significant is the completion of the sale of Liberty's asset management companies to FleetBoston Financial in November 2001. As a result, Liberty is now part of Fleet.

In light of this change and recent turmoil in the markets, I think it is important to assure you that only the ownership of Liberty has changed. Your fund will continue to be guided by portfolio managers Carl Ericson and Laura Ostrander, following the same investment principles which attracted you to the fund in the first place. In the following report, the managers will provide you with more specific information about market conditions, the fund's performance and their strategies. As always, we thank you for choosing Liberty Strategic Income Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Keith T. Banks

    Keith T. Banks
    President

-------------------------------------------------------------------------------
 MEET THE NEW PRESIDENT

 Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Liberty Funds. Mr. Banks is currently chief investment officer of Fleet Management. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000.
 He began his investment career in 1981 as an equity analyst at Home
 Insurance. A chartered financial analyst, Mr. Banks earned his BA from
 Rutgers University and his MBA from Columbia Business School.
-------------------------------------------------------------------------------

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  NET ASSET VALUE PER SHARE as of 12/31/01 ($)
        Class A                                             5.64
        Class B                                             5.63
        Class C                                             5.64
        Class J                                             5.63
        Class Z                                             5.62
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  DISTRIBUTIONS DECLARED PER SHARE 1/1/01 - 12/31/01 ($)
        Class A                                            0.538
        Class B                                            0.494
        Class C                                            0.503
        Class J                                            0.517
        Class Z                                            0.552
-------------------------------------------------------------------------------

Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

                                                   ----------------------------
                                                   Not FDIC   May Lose Value
                                                              -----------------
                                                    Insured   No Bank Guarantee
                                                   ----------------------------

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PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Value of a $10,000 investment
12/31/91 - 12/31/01

-------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT
12/31/91 -- 12/31/01 ($)
                                                         without         with
                                                          sales         sales
                                                         charge         charge
-------------------------------------------------------------------------------
Class A                                                   19,050        18,145
-------------------------------------------------------------------------------
Class B                                                   17,713        17,713
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Class C                                                   18,550        18,550
-------------------------------------------------------------------------------
Class J                                                   18,814        18,250
-------------------------------------------------------------------------------
Class Z                                                   19,125           n/a
-------------------------------------------------------------------------------

                  Class A shares     Class A shares     Lehman Brothers
                  without sales        with sales      Government/Credit
                     charge              charge           Bond Index
          ---------------------------------------------------------------

          12/1991    $10,000            $ 9,525            $10,000
                      10,231              9,745              9,850
                      10,687             10,179             10,248
                      11,074             10,548             10,750
                      10,975             10,454             10,758
                      11,556             11,007             11,258
                      11,941             11,373             11,596
                      12,202             11,622             11,980
                      12,616             12,016             11,945
                      12,285             11,702             11,571
                      12,124             11,548             11,428
                      12,155             11,577             11,485
                      12,150             11,573             11,528
                      12,819             12,210             12,102
                      13,517             12,875             12,887
                      13,973             13,310             13,133
                      14,601             13,907             13,745
                      14,668             13,971             13,424
                      14,885             14,178             13,487
                      15,488             14,752             13,724
                      16,097             15,332             14,144
                      15,904             15,148             14,022
                      16,591             15,803             14,533
                      17,292             16,471             15,042
                      17,484             16,654             15,524
                      17,974             17,120             15,760
                      18,130             17,269             16,173
                      17,891             17,041             16,974
                      18,388             17,515             16,996
                      18,530             17,650             16,792
                      18,378             17,505             16,607
                      18,334             17,463             16,697
                      18,624             17,739             16,629
                      18,607             17,723             17,076
                      18,594             17,711             17,323
                      18,663             17,776             17,821
                      18,500             17,621             18,599
                      18,846             17,951             19,195
                      18,522             17,642             19,252
                      18,333             17,462             20,169
          12/2001     19,050             18,145             20,181

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance cannot predict future investment results. Share prices and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 31, 1991 and reinvestment of all income and capital gains. The Lehman Brothers Government/Credit Bond Index is an unmanaged group of fixed income securities that differs from the composition of the fund. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01 (%)

Share class             A                     B                      C                       J                Z
Inception            4/21/77               5/15/92                 7/1/97                 11/2/98           1/29/99
-------------------------------------------------------------------------------------------------------------------
               without     with        without     with       without     with       without     with       without
                sales      sales        sales      sales       sales      sales       sales      sales       sales
               charge     charge       charge     charge      charge     charge      charge     charge      charge
-------------------------------------------------------------------------------------------------------------------
1-year          3.07     -1.83         2.12        -2.57      2.45        1.51        2.56      -0.52        3.14

-------------------------------------------------------------------------------------------------------------------
5-year          3.44      2.44         2.63         2.35      2.89        2.89        3.18       2.55        3.52

-------------------------------------------------------------------------------------------------------------------
10-year         6.66      6.14         5.88         5.88      6.37        6.37        6.52       6.20        6.70

Past performance is no guarantee of future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would have been lower.

Class B, C, J and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of class B, C and J shares would have been lower, and class Z shares would have been higher.

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    SEC YIELDS ON 12/31/01 (%)(1)

    CLASS A                                                           7.09
    CLASS B                                                           6.68
    CLASS C                                                           6.84
    CLASS J                                                           6.87
    CLASS Z                                                           7.71

    (1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 6.69%.

    TOP COUNTRIES AS OF 12/31/01 (%)
    USA                                                               65.1
    UNITED KINGDOM                                                     4.2
    RUSSIA                                                             3.3
    MEXICO                                                             3.1
    NORWAY                                                             2.6

    QUALITY BREAKDOWN AS OF 12/31/01 (%)
    AAA                                                               44.2
    AA                                                                 2.0
    A                                                                  2.8
    BBB                                                                2.2
    BB                                                                10.3
    B                                                                 32.3
    CCC                                                                5.2
    CC                                                                 1.2
    D                                                                  0.1
    NON-RATED                                                          1.3
    EQUITY                                                             2.0
    OTHER                                                             -3.6

    Portfolio holdings and quality breakdown are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these country and quality breakdowns in the future.

    Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. The "Other" category represents the total of other assets and liabilities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

For the 12 months ended December 31, 2001, Liberty Strategic Income Fund returned 3.07% for class A shares without a sales charge. The fund underperformed its peers, as indicated by the 12-month return of 3.63% for the Lipper Multi-Sector Income Funds Category Average. We attribute this underperformance mainly to the portfolio's weighting in the high yield sector, which underperformed throughout much of the period.

Despite uncertainty throughout the bond market, we stuck to our time-tested strategy which has historically provided solid returns. We remain committed to maintaining a well-diversified portfolio which is invested fairly evenly across three sectors of the bond market: US government bonds, high yield corporate bonds and foreign government bonds. Admittedly, this strategy can hurt us when one or more sectors experience poor performance, as was the case during this period. However, history has shown that these markets react differently to market conditions, which allows the fund to seek income from all three sectors with less volatility than is typically associated with single-market investing.

MARKET SECTOR PERFORMANCE VARIED

The US high yield market appeared to be on the verge of a rebound early in the period. Unfortunately, this rebound never fully materialized, and the continued economic slowdown caused deteriorating credit conditions in the high yield market throughout most of the year. High yield bonds rallied in the fourth quarter, and this rebound had a positive impact on the fund's portfolio.

Other sectors of the bond market fared better, however, as the Fed's aggressive easing during the period brought short-term interest rates down from 6.5% to 1.75%. This had a generally positive impact on higher-quality domestic bonds, as yields fell and prices rose. Several of our foreign government holdings also performed well, with emerging markets leading the way. US high yield bonds were negatively impacted by the terrorist attacks of September 11. Emerging markets felt a slightly negative impact in the wake of September 11, but the impact was minimal in most developed markets.

MARKET WEIGHTINGS SHIFTED SLIGHTLY
During the period, we reduced our high yield weighting slightly, with most of these assets being shifted into foreign government bonds. We ended the period with foreign bond holdings split almost equally between developed and emerging markets. Within the high yield sector, we increased the portfolio's average quality somewhat by shifting more assets into BB rated bonds. In the US government bond sector, we increased our position in mortgage bonds.

PERFORMANCE ENHANCED BY ENERGY HOLDINGS; HINDERED BY TELECOM
The fund received a boost from its holdings in the energy sector. Buoyed by rising energy prices, energy bonds were among the top performers for the period. Foreign holdings of oil-producing countries like Russia and Mexico also benefited from rising oil and energy prices during the period. Defensive sectors such as health care and housing, which have tended to be less sensitive to economic downturns, also benefited performance.

The news was not as good in the telecommunications sector. Previously a driver of positive performance, high yield telecommunications issues did poorly during the period, as funding sources across the industry tightened quickly and dramatically.

DISASTERS IN ARGENTINA AVOIDED
At the beginning of the period, the fund held a very small position in Argentine bonds. However, these holdings were eliminated from the portfolio well before that country's political upheaval began. This clearly benefited performance, as the price of Argentine bonds has fallen dramatically in recent months.

DIVIDEND CUTS ANNOUNCED IN APRIL AND SEPTEMBER
During the period, we saw a global decline in bond yields and deteriorating credit conditions in the US high yield market. These circumstances greatly reduced the fund's ability to earn income. As a result, we found it necessary to reduce the fund's dividend in April and again in September, in order to maintain the quality of the portfolio, protect the fund's share price and generate sustainable income. While we understand that this is not welcome news for our shareholders, it is important to note that despite these reductions the fund's dividend remains in line with that of many other multi- sector funds.

PORTFOLIO STRUCTURE AS OF
12/31/01 (%)

          CORPORATE BONDS                            38.8
          FOREIGN GOVERNMENT NOTES/BONDS             29.4
          US GOVERNMENT NOTES/BONDS                  20.6
          US AGENCIES                                10.5
          CASH EQUIVALENTS                            2.3
          PREFERRED STOCKS                            1.9
          COMMON STOCKS                               0.1
          OTHER                                      -3.6

MATURITY BREAKDOWN AS OF
12/31/01 (%)

          0-5 YEARS                                  24.1
          5-10 YEARS                                 42.0
          10-15 YEARS                                18.2
          15-20 YEARS                                 4.6
          20-30 YEARS                                 4.0
          30+ YEARS                                   6.4
          EQUITY                                      2.0
          REPURCHASE AGREEMENT                        2.3
          OTHER                                      -3.6

Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. Quality breakdown is calculated as a percentage of investments. The "Other" category represents the total of other assets and liabilities.

Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these portfolio structure or maturity breakdowns in the future.

LIBERTY STRATEGIC INCOME FUND(1)
VS. BOND MARKET SECTORS
12/31/00 -- 12/31/01

LIBERTY STRATEGIC     FOREIGN GOVERNMENT    US GOVERNMENT       HIGH-YIELD
  INCOME FUND               BONDS               BONDS         CORPORATE BONDS

   3.07%                   -3.54%               4.01%              5.78%

(1) Performance of class A shares at NAV does not include the maximum sales charge of 4.75%. Had it been included, returns would have been lower. Past performance is no guarantee of future results.

Foreign government bonds are represented by the Salomon Brothers Non-U.S. World Government Bond Index; US government bonds are represented by the Salomon Brothers 10-Year Treasury Government Bond Index, and high-yield corporate bonds are represented by the CS First Boston High Yield Index. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

SLOW RECOVERY EXPECTED
Looking ahead, we expect that the liquidity injected into the economy by the Fed's rate cuts, combined with additional fiscal stimulus from the government, will encourage growth in the US economy. Economic recovery in the US will likely begin sometime in 2002, although we believe it will be neither quick nor dramatic. In the high yield market, we saw the beginnings of a rally in the fourth quarter of 2001, which has continued into January 2002 and we believe there is room for further recovery in the high yield market. We are structuring the portfolio with these conditions in mind, and we believe the fund is well positioned for this scenario.

/s/ Carl C. Ericson

    Carl C. Ericson


/s/ Laura A. Ostrander

    Laura A. Ostrander

Carl C. Ericson and Laura A. Ostrander are portfolio co-managers of Liberty Strategic Income Fund. Mr. Ericson joined Colonial Management Associates, Inc.
(CMA) in 1984. He is currently a senior vice president of CMA and director of the Taxable Fixed Income Department, supervising approximately $7 billion of assets invested in government, mortgage, corporate, high yield and international bonds. Ms. Ostrander is a senior vice president of CMA with over 15 years' experience in the money management business. Prior to joining CMA, she was a global fixed income portfolio manager with American Express Financial Advisers in Minneapolis.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Investing in high yield securities involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that prices may change as interest rates increase or decrease. Foreign investments involve market risk, political, accounting and currency risks not associated with other investments.

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INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 2001

                                                        PAR           VALUE
--------------------------------------------------------------------------------

BONDS & NOTES - 99.3%                                   PAR             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS - 38.8%
CONSTRUCTION - 0.3%
BUILDING CONSTRUCTION - 0.3%
Atrium Companies, Inc.,
  10.500% 05/01/09                             $  1,445,000      $    1,304,112
KB Home,
  8.625% 12/15/08                                 3,400,000           3,417,000
                                                                 --------------
                                                                      4,721,112
                                                                 --------------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 2.3%
DEPOSITORY INSTITUTIONS - 0.4%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                5,025,000           5,477,853
                                                                 --------------
FINANCIAL SERVICES - 1.1%
Beaver Valley Funding Corp.,
  9.000% 06/01/17                                 5,110,000           5,643,075
Intertek Finance PLC,
  10.250% 11/01/06                                5,000,000           4,900,000
Yell Finance BV,
  10.750% 08/01/11                                6,050,000           6,503,750
                                                                 --------------
                                                                     17,046,825
                                                                 --------------
REAL ESTATE - 0.8%
D.R. Horton, Inc.,
  9.750% 09/15/10                                 6,355,000           6,482,100
Hovnanian Enterprises, Inc.,
  10.500% 10/01/07                                1,435,000           1,492,400
Lennar Corp.,
  7.625% 03/01/09                                 3,545,000           3,580,450
                                                                 --------------
                                                                     11,554,950
                                                                 --------------
--------------------------------------------------------------------------------
MANUFACTURING - 11.1%
CHEMICALS & ALLIED PRODUCTS - 2.2%
Avecia Group PLC,
  11.000% 07/01/09                                3,300,000           3,151,500
Huntsman ICI Holdings, LLC,
  (a) 12/31/09                                   24,210,000           6,052,500
HydroChem Industrial Services, Inc.,
  10.375% 08/01/07                                5,120,000           3,686,400
MacDermid, Inc.,
  9.125% 07/15/11                                 2,500,000           2,537,500
Messer Griesheim Holding AG,
  10.375% 06/01/11                          EUR   4,055,000           3,811,720
OM Group, Inc.,
  9.250% 12/15/11 (b)                          $  2,000,000           2,020,000
Sterling Chemicals, Inc.:
  11.250% 04/01/07 (c)                            7,150,000             715,000
  11.750% 08/15/06 (c)                            5,000,000             500,000
  12.375% 07/15/06 (c)                              950,000             798,000
Terra Capital, Inc.,
  12.875% 10/15/08 (b)                            5,350,000           5,323,250
Terra Industries, Inc.,
  10.500% 06/15/05                                1,750,000           1,347,500
Texas Petrochemical Corp.,
  11.125% 07/01/06                                3,425,000           2,808,500
                                                                 --------------
                                                                     32,751,870
                                                                 --------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.8%
Amphenol Corp.,
  9.875% 05/15/07                                   450,000             479,250
Condor Systems, Inc.,
  11.875% 05/01/09 (c)                            4,000,000           1,000,000
Flextronics International Ltd.,
  9.875% 07/01/10                                 3,670,000           3,926,900
SBA Communications Corp.,
  10.250% 02/01/09                                4,125,000           3,547,500
TransAmerica Energy Corp.,
  13.000% 06/15/02 (c)                            6,250,000                  62
TransDigm, Inc.,
  10.375% 12/01/08                                3,500,000           3,360,000
                                                                 --------------
                                                                     12,313,712
                                                                 --------------
FABRICATED METAL - 0.3%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                   770,000             754,600
Euramax International PLC,
  11.250% 10/01/06                                2,890,000           2,759,950
                                                                 --------------
                                                                      3,514,550
                                                                 --------------
FOOD & KINDRED PRODUCTS - 1.2%
Del Monte Corp.,
  9.250% 05/15/11                                 1,600,000           1,664,000
New World Pasta Co.,
  9.250% 02/15/09                                 2,050,000           1,886,000
Pilgrim's Pride Corp.,
  9.625% 09/15/11                                 1,625,000           1,714,375
Premier International Foods PLC,
  12.000% 09/01/09                                6,850,000           7,261,000
Smithfield Foods, Inc.,
  8.000% 10/15/09 (b)                             3,350,000           3,433,750
United Biscuits,
  10.625% 04/15/11                          EUR   2,000,000           1,995,840
                                                                 --------------
                                                                     17,954,965
                                                                 --------------
FURNITURE & FIXTURES - 0.3%
Juno Lighting, Inc.,
  11.875% 07/01/09                             $  4,220,000           4,093,400
                                                                 --------------
MACHINERY & COMPUTER EQUIPMENT - 0.5%
AGCO Corp.,
  9.500% 05/01/08                                 2,430,000           2,539,350
Flowserve Corp.,
  12.250% 08/15/10                                2,389,000           2,675,680
Numatics, Inc.,
  9.625% 04/01/08                                 3,000,000           1,050,000
Sequa Corp.,
  8.875% 04/01/08                                 1,160,000           1,067,200
                                                                 --------------
                                                                      7,332,230
                                                                 --------------
MISCELLANEOUS MANUFACTURING - 1.9%
Actuant Corp.,
  13.000% 05/01/09                                3,600,000           3,906,000
Amscan Holdings, Inc.,
  9.875% 12/15/07                                 2,750,000           2,172,500
Collins & Aikman Products:
  10.750% 12/31/11 (b)                              650,000             650,000
  11.500% 04/15/06                                3,290,000           3,207,750
Dana Corp.,
  9.000% 08/15/11 (b)                               920,000             846,400
Delco Remy International, Inc.,
  11.000% 05/01/09                                1,850,000           1,887,000
Koppers Industries, Inc.,
  9.875% 12/01/07                                 4,935,000           4,811,625
Lear Corp.,
  8.110% 05/15/09                                 1,965,000           1,976,122
Newcor, Inc.,
  9.875% 03/01/08 (c)                             4,600,000           1,058,000
Polymer Group, Inc.:
  8.750% 03/01/08                                   250,000              73,750
  9.000% 07/01/07                                 4,710,000           1,365,900
Tekni-Plex, Inc.,
  12.750% 06/15/10                                6,690,000           6,589,650
                                                                 --------------
                                                                     28,544,697
                                                                 --------------
PAPER PRODUCTS - 1.3%
Grupo International Durango SA de CV,
  13.125% 08/01/06                                3,300,000           3,102,000
Gaylord Container Corp.,
  9.750% 06/15/07                                 6,180,000           5,253,000
Riverwood International Corp.,
  10.875% 04/01/08                                9,925,000          10,024,250
Tembec Industries, Inc.,
  8.500% 02/01/11                                   750,000             776,250
                                                                 --------------
                                                                     19,155,500
                                                                 --------------
PETROLEUM REFINING - 0.4%
Benton Oil & Gas Co.:
  9.375% 11/01/07                                 2,445,000           1,467,000
  11.625% 05/01/03                                1,240,000             880,400
Pennzoil-Quaker State Co.,
  10.000% 11/01/08 (b)                            3,130,000           3,286,500
                                                                 --------------
                                                                      5,633,900
                                                                 --------------
PRIMARY METAL - 1.0%
Bayou Steel Corp.,
  9.500% 05/15/08                                 5,000,000           2,650,000
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06                                8,975,000           8,257,000
Renco Metals, Inc.,
  11.500% 07/01/03 (c)                            6,000,000             780,000
WCI Steel, Inc.,
  10.000% 12/01/04                                3,915,000           2,309,850
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (c)                             8,500,000             244,375
                                                                 --------------
                                                                     14,241,225
                                                                 --------------
PRINTING & PUBLISHING - 0.3%
Quebecor Media, Inc.,
  11.125% 07/15/11                                4,500,000           4,792,500
                                                                 --------------
RUBBER & PLASTIC - 0.2%
Applied Extrusion Technologies,
  10.750% 07/01/11                                3,075,000           3,290,250
                                                                 --------------
STONE, CLAY, GLASS & CONCRETE - 0.4%
Anchor Glass Container Corp.,
  11.250% 04/01/05                                2,250,000           1,912,500
Owens-Illinois, Inc.:
  7.350% 05/15/08                                 3,950,000           3,436,500
  7.500% 05/15/10                                   300,000             264,000
                                                                 --------------
                                                                      5,613,000
                                                                 --------------
TRANSPORTATION EQUIPMENT - 0.3%
BE Aerospace, Inc.,
  8.875% 05/01/11                                 2,000,000           1,700,000
LDM Technologies, Inc.,
  10.750% 01/15/07                                6,200,000           2,604,000
                                                                 --------------
                                                                      4,304,000
                                                                 --------------
--------------------------------------------------------------------------------
MINING & ENERGY - 2.7%
METAL MINING - 0.3%
Compass Minerals Group,
  10.000% 08/15/11 (b)                            1,000,000           1,037,500
ISG Resources, Inc.,
  10.000% 04/15/08                                1,400,000           1,190,000
Metallurg, Inc.,
  11.000% 12/01/07                                2,200,000           1,980,000
                                                                 --------------
                                                                      4,207,500
                                                                 --------------
OIL & GAS EXTRACTION - 2.4%
El Paso Energy Corp.,
  8.500% 06/01/11                                 1,050,000           1,060,500
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                1,750,000           1,745,625
Mariner Energy, Inc.,
  10.500% 08/01/06                                4,560,000           4,332,000
Pemex Project Funding Master Trust,
  9.125% 10/13/10                                11,015,000          11,699,995
Petsec Energy, Inc.,
  9.500% 06/15/07 (c)(e)                          4,000,000              40,000
Pogo Producing Co.,
  8.250% 04/15/11                                 5,900,000           6,018,000
Pride International, Inc.,
  10.000% 06/01/09                                2,000,000           2,160,000
Stone Energy Corp.,
  8.250% 12/15/11 (b)                             1,475,000           1,497,125
TransTexas Gas Corp.,
  15.000% 03/15/05                                  765,296             405,607
Vintage Petroleum, Inc.:
  9.000% 12/15/05                                 3,250,000           3,315,000
  9.750% 06/30/09                                 3,435,000           3,709,800
                                                                 --------------
                                                                     35,983,652
                                                                 --------------
--------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
MISCELLANEOUS RETAIL - 0.0%
Steinway Musical Instruments, Inc.,
  8.750% 04/15/11                                   410,000             403,850
                                                                 --------------
--------------------------------------------------------------------------------
SERVICES - 7.3%
AMUSEMENT & RECREATION - 3.3%
Ameristar Casinos, Inc.,
  10.750% 02/15/09                                2,650,000           2,862,000
Anchor Gaming,
  9.875% 10/15/08                                 3,365,000           3,676,262
Argosy Gaming Co.,
  10.750% 06/01/09                                5,045,000           5,574,725
Boyd Gaming Corp.,
  9.500% 07/15/07                                 1,725,000           1,716,375
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                 3,000,000           3,060,000
Herbst Gaming, Inc.,
  10.750% 09/01/08 (b)                            2,500,000           2,575,000
Hollywood Casino Corp.,
  11.250% 05/01/07                                6,500,000           7,068,750
Hollywood Casino Shreveport,
  13.000% 08/01/06                                4,530,000           4,303,500
Hollywood Park, Inc.,
  9.250% 02/15/07                                 4,000,000           3,400,000
Horseshoe Gaming, LLC,
  9.375% 06/15/07                                 4,680,000           4,984,200
Majestic Investor Holdings LLC,
  11.653% 11/30/07 (b)                            1,550,000           1,480,250
Mikohn Gaming Corp.,
  11.875% 08/15/08 (b)                            2,895,000           2,808,150
Penn National Gaming, Inc.,
  11.125% 03/01/08                                3,350,000           3,551,000
Six Flags, Inc.,
  9.500% 02/01/09                                 1,750,000           1,771,875
                                                                 --------------
                                                                     48,832,087
                                                                 --------------
AUTO EQUIPMENT & RENTAL SERVICES - 0.4%
Dura Operating Corp.,
  9.000% 05/01/09                                 1,195,000           1,111,350
Eagle-Picher Industries, Inc.,
  9.375% 03/01/08                                 2,310,000           1,201,200
United Rentals, Inc.:
  8.800% 08/15/08                                 2,200,000           2,090,000
  9.500% 06/01/08                                 1,765,000           1,738,525
                                                                 --------------
                                                                      6,141,075
                                                                 --------------
FUNERAL SERVICES - 0.4%
Service Corp. International,
  7.700% 04/15/09                                 2,775,000           2,566,875
Stewart Enterprises, Inc.,
  10.750% 07/01/08                                2,695,000           2,951,025
                                                                 --------------
                                                                      5,517,900
                                                                 --------------
HEALTH SERVICES - 2.8%
Alliance Imaging, Inc.,
  10.375% 04/15/11                                3,700,000           3,940,500
AmerisourceBergen Corp.,
  8.125% 09/01/08                                 2,200,000           2,299,000
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                                2,200,000           2,425,500
Dynacare, Inc.,
  10.750% 01/15/06                                3,180,000           3,307,200
HCA-The Healthcare Co.,
  8.750% 09/01/10                                 5,000,000           5,462,500
Insight Health Services,
  9.875% 11/01/11 (b)                             1,250,000           1,293,750
Magellan Health Services, Inc.:
  9.000% 02/15/08                                 8,380,000           7,500,100
  9.375% 11/15/07 (b)                             2,550,000           2,588,250
Quest Diagnostic, Inc.,
  7.500% 07/12/11                                 1,855,000           1,928,551
Radiologix, Inc.,
  10.500% 12/15/08 (b)                            2,000,000           2,000,000
Res-Care, Inc.,
  10.625% 11/15/08 (b)                            4,865,000           4,889,325
United Surgical Partners International,
  10.000% 12/15/11 (b)                            2,235,000           2,190,300
Vanguard Health Systems,
  9.750% 08/01/11 (b)                             2,175,000           2,229,375
                                                                 --------------
                                                                     42,054,351
                                                                 --------------
HOTELS, CAMPS & LODGING - 0.4%
Host Marriott,
  9.500% 01/15/07 (b)                             5,175,000           5,187,937
                                                                 --------------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 14.9%
AIR TRANSPORTATION - 0.4%
U.S. Air, Inc.,
  10.375% 03/01/13                                9,400,000           5,828,000
                                                                 --------------
BROADCASTING - 1.5%
Advanstar Communications, Inc.,
  12.000% 02/15/11                                1,250,000             900,000
Allbritton Communications Co.,
  9.750% 11/30/07                                 4,240,000           4,473,200
Cumulus Media, Inc.,
  10.375% 07/01/08                                  350,000             362,250
LIN Holding Corp.,
  (d) 03/01/08
  (10.000% 03/01/03)                              4,810,000           3,030,300
Sinclair Broadcast Group, Inc.:
  8.750% 12/15/11 (b)                               960,000             960,000
  9.000% 07/15/07                                 2,805,000           2,833,050
TV Azteca SA de CV,
  10.500% 02/15/07                                6,500,000           6,370,000
XM Satellite Radio, Inc.,
  14.000% 03/15/10                                4,750,000           3,752,500
                                                                 --------------
                                                                     22,681,300
                                                                 --------------
CABLE - 5.1%
Adelphia Communications Corp.:
  8.375% 02/01/08                                 2,500,000           2,337,500
  9.875% 03/01/07                                 1,935,000           1,905,975
  10.875% 10/01/10                                5,000,000           5,125,000
Cable Satisfaction International, Inc.,
  12.750% 03/01/10                                6,080,000           2,736,000
Callahan Nordrhein-Westfalen,
  14.000% 07/15/10                                2,710,000           1,734,400
Charter Communications Holding LLC:
  (d) 04/01/11
  (9.920% 04/01/04)                              14,300,000          10,296,000
  10.000% 04/01/09                                1,250,000           1,281,250
  11.125% 01/15/11                                1,325,000           1,401,187
Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07                                9,950,000           7,164,000
Diamond Holdings PLC,
  9.125% 02/01/08                                   750,000             525,000
EchoStar DBS Corp.,
  9.250% 02/01/06                                 8,000,000           8,160,000
Emmis Communications,
  (d) 03/15/11
  (12.500% 03/15/06)                              4,670,000           2,825,350
FrontierVision Holdings L.P.,
  11.875% 09/15/07                                8,815,000           9,299,825
Insight Communications,
  (d) 02/15/11
  (12.250% 02/15/06)                              4,920,000           2,902,800
International CableTel, Inc.,
  12.750% 04/15/05                                5,500,000           1,760,000
Northland Cable Television, Inc.,
  10.250% 11/15/07                                7,150,000           5,505,500
Ono Finance PLC:
  13.000% 05/01/09                                8,000,000           6,160,000
  14.000% 02/15/11                          EUR   2,050,000           1,599,000
  14.000% 07/15/10                             $  3,200,000           2,166,912
                                                                 --------------
                                                                     74,885,699
                                                                 --------------
COMMUNICATIONS - 0.6%
Canwest Media, Inc.,
  10.625% 05/15/11                                3,450,000           3,665,625
Spectrasite Holdings, Inc.:
  6.750% 11/15/10                                 2,150,000             891,820
  12.500% 11/15/10                                7,340,000           3,890,200
                                                                 --------------
                                                                      8,447,645
                                                                 --------------
COMMUNICATIONS SERVICES - 0.2%
Crown Castle International Corp.,
  (d) 05/15/11
  (10.375% 05/15/04)                              2,000,000           1,250,000
  10.750% 08/01/11                                1,200,000           1,170,000
                                                                 --------------
                                                                      2,420,000
                                                                 --------------
ELECTRIC, GAS & SANITARY SERVICES - 2.5%
AES Corp.,
  9.500% 06/01/09                                 5,210,000           4,636,900
Allied Waste North America, Inc.:
  8.500% 12/01/08 (b)                             3,400,000           3,434,000
  10.000% 08/01/09                                9,175,000           9,450,250
Calpine Corp.,
  8.500% 02/15/11                                 6,450,000           5,740,500
CMS Energy Corp.:
  8.900% 07/15/08                                 4,800,000           4,872,000
  9.875% 10/15/07                                 4,000,000           4,220,000
PSE&G Energy Holdings,
  8.625% 02/15/08                                 3,800,000           3,841,420
                                                                 --------------
                                                                     36,195,070
                                                                 --------------
MOTOR FREIGHT & WAREHOUSING - 0.2%
MTL, Inc.,
  10.000% 06/15/06                                6,250,000           2,812,500
                                                                 --------------
POLLUTION CONTROL - 0.0%
Envirosource, Inc.,
  14.000% 12/15/08                                  700,023             560,018
                                                                 --------------
RADIOTELEPHONE COMMUNICATIONS - 1.7%
AirGate PCS, Inc.,
  (d) 10/01/09
  (13.500% 10/01/04)                              4,550,000           3,435,250
Microcell Telecommunications, Inc.,
  14.000% 06/01/06                                5,400,000           4,671,000
Nextel International, Inc.:
  (d) 04/15/08
  (12.125% 04/15/03)                              3,450,000             155,250
  12.750% 08/01/10                                5,000,000             250,000
Nextel Partners, Inc.,
  11.000% 03/15/10                                2,925,000           2,369,250
Rogers Cablesystems, Inc.,
  10.000% 03/15/05                                3,000,000           3,255,000
Rogers Cantel, Inc.,
  9.750% 06/01/16                                 1,990,000           1,970,100
TeleCorp PCS, Inc.:
  10.625% 07/15/10                                  325,000             377,000
  (d) 04/15/09
  (11.625% 04/15/04)                              4,975,000           4,328,250
US Unwired, Inc.,
  (d) 11/01/09
  (13.375% 11/01/04)                              6,385,000           4,565,275
                                                                 --------------
                                                                     25,376,375
                                                                 --------------
TELECOMMUNICATIONS - 2.7%
Adelphia Business Solutions,
  13.000% 04/15/03 (c)                            3,000,000              90,000
Alamosa Delaware, Inc.,
  12.500% 02/01/11                                3,250,000           3,282,500
Carrier1 International SA,
  13.250% 02/15/09                                6,000,000           1,080,000
FLAG Telecom Holdings Ltd.,
  11.625% 03/30/10                                1,815,000             762,300
Horizon PCS, Inc.:
  13.750% 06/15/11 (b)                            2,975,000           2,945,250
  (d) 10/01/10
  (14.000% 10/01/05)                              3,875,000           2,015,000
IPCS, Inc.,
  (d) 07/15/10
  (14.000% 07/15/05)                              2,500,000           1,662,500
McCaw International Ltd.,
  (d) 04/15/07
  (13.000% 04/15/02)                              1,550,000              77,500
McLeodUSA, Inc.: (c)
  (d) 03/01/07
  (10.500% 03/01/02)                              1,650,000             346,500
  11.375% 01/01/09                                3,975,000             914,250
Nextel Communications, Inc.:
  9.375% 11/15/09                                 4,000,000           3,140,000
  (d) 10/31/07
  (9.750% 10/31/02)                               1,230,000             867,150
Nextlink Communications, Inc.,
  10.750% 11/15/08 (c)                            9,200,000           1,104,000
Partner Communications Co.,
  13.000% 08/15/10                                3,635,000           3,671,350
RCN Corp.,
  (d) 10/15/07
  (11.125% 10/15/02)                              6,000,000           1,590,000
Telewest Communication PLC:
  11.000% 10/01/07                               10,785,000           7,711,275
  11.250% 11/01/08                                  550,000             411,125
Time Warner Telecom, Inc.,
  9.750% 07/15/08                                 3,300,000           2,673,000
  10.125% 02/01/11                                2,300,000           1,840,000
Tritel PCS, Inc.:
  10.375% 01/15/11                                  300,000             339,000
  (d) 05/15/09
  (12.750% 05/15/04)                              4,555,000           3,871,750
                                                                 --------------
                                                                     40,394,450
                                                                 --------------
--------------------------------------------------------------------------------
WHOLESALE TRADE - 0.2%
DURABLE GOODS - 0.2%
Playtex Products, Inc.,
  9.375% 06/01/11                                 2,950,000           3,097,500
                                                                 --------------
TOTAL CORPORATE BONDS
  (cost of $722,245,058)                                            573,363,448
                                                                 --------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.1%
Federal Home Loan Mortgage Corp:
  5.125% 01/15/12                           EUR   7,800,000           6,826,547
  7.500% 03/01/16                                 $  49,072              50,390
  8.000% 04/01/06-05/01/16                          324,516             341,402
  8.500% 02/01/07-0701/10                           213,898             344,726
  8.750% 05/01/05-07/01/08                           91,702              97,404
  9.000% 09/01/04-01/01/22                          406,915             434,938
  9.250% 06/01/07-09/01/16                          310,371             329,091
  9.500% 11/01/08-08/01/16                          352,770             381,072
  9.750% 12/01/08-09/01/16                           33,546              35,453
  10.000% 07/01/09-11/01/19                         384,018             430,255
  10.500% 11/01/11-10/01/24                         193,921             217,069
  10.750% 05/01/10-09/01/13                         383,705             438,503
  11.250% 10/01/10-11/01/15                         246,550             282,376
                                                                 --------------
                                                                     10,209,226
                                                                 --------------
Federal National Mortgage Association:
  6.500% TBA (f)                                 32,650,000          32,650,000
  7.000% 07/15/05 - TBA (f)                      41,266,000          43,153,012
  7.125% 03/15/07                                25,500,000          28,085,955
  7.500% 11/01/03 - TBA (f)                      28,355,456          29,261,929
  8.000% 09/01/02-07/01/08                          241,786             256,309
  8.250% 11/01/07                                    59,171              62,021
  8.500% 05/01/08-09/01/21                          591,382             635,549
  9.000% 10/01/03-08/01/21                        1,228,483           1,329,244
  9.250% 05/01/16                                   108,003             115,090
  10.000% 11/01/13-03/01/16                         582,968             652,923
  10.500% 09/01/07-03/01/16                         575,278             653,476
                                                                 --------------
                                                                    136,855,508
                                                                 --------------
Government National Mortgage Association:
  8.500% 02/15/06                                    15,156              16,070
  9.000% 08/15/08-12/15/17                        4,334,900           4,612,592
  9.500% 09/15/09-11/15/17                        1,781,897           1,896,047
  10.000% 06/15/04-09/15/21                         488,825             549,641
  10.500% 12/15/10-04/15/21                         146,876             167,117
  11.000% 12/15/09-01/15/16                         705,255             808,617
  11.750% 08/15/13                                   30,670              35,299
  12.000% 05/15/14                                    1,106               1,292
                                                                 --------------
                                                                      8,086,675
                                                                 --------------
U.S. Treasury Notes/Bonds:
8.875% 02/15/19                                  14,000,000          18,781,840
  10.375% 11/15/12                               60,000,000          76,875,000
  10.625% 08/15/15                               25,415,000          37,701,628
  10.750% 08/15/05                                5,680,000           6,942,891
  11.625% 11/15/04                               28,600,000          34,677,500
  11.875% 11/15/03                               15,000,000          17,414,100
  12.000% 08/15/13                               80,248,000         111,958,800
                                                                 --------------
                                                                    304,351,759
                                                                 --------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $421,948,347)                                            459,503,168
                                                                 --------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 29.4%
Government of Canada,
  10.000% 06/01/08                          CAD  16,710,000          13,336,933
Government of Italy,
  9.500% 02/01/06                           EUR  15,000,000          15,854,899
Government of Netherlands,
  3.750% 07/15/09                           EUR  34,500,000          28,464,777
Government of New Zealand:
  8.000% 04/15/04                           NZD  35,285,000          15,420,937
  8.000% 11/15/06                           NZD  39,500,000          17,596,901
Government of Sweden,
  10.250% 05/05/03                          SEK 150,000,000          15,447,742
Hellenic Republic:
  8.600% 03/26/08                           EUR   3,492,296           3,722,450
  8.800% 06/19/07                           EUR  10,741,012          11,428,783
  8.900% 03/21/04                           EUR  10,105,591           9,942,306
Kingdom of Norway:
  6.000% 05/16/11                           NOK   6,800,000             742,686
  6.750% 01/15/07                           NOK  60,300,000           6,922,408
  9.500% 10/31/02                           NOK 283,270,000          32,503,438
Ministry Finance Russia,
  9.000% 03/25/04                           DEM   8,880,000           4,129,113
Poland Government Bond:
  8.500% 10/12/04                           PLN  69,975,000          17,094,208
  8.500% 05/12/06                           PLN  72,105,000          17,396,184
Republic of Brazil:
  11.000% 08/17/40                             $ 10,020,000           7,715,400
  12.000% 11/17/06                          EUR   9,600,000           8,467,209
  12.750% 01/15/20                             $  6,230,000           5,716,025
Republic of Bulgaria:
  6.313% 07/28/11                                 2,100,000           1,827,000
  6.688% 07/28/24                                26,000,000           23,075,000
Republic of Colombia,
  9.750% 04/09/11                                12,558,003          13,154,508
Republic of Ecuador,
  12.000% 11/15/12 (b)                            5,000,000           3,687,500
Republic of Panama,
  10.750% 05/15/20                               13,305,000          14,169,825
Republic of South Africa:
  12.000% 02/28/05                          ZAR  64,800,000           5,555,444
  13.000% 08/31/10                          ZAR  53,425,000           4,810,702
Republic of Venezuela,                         $
  9.250% 09/15/27                                15,245,000           9,604,350
Russian Federation:
  7.500% 03/31/30                                22,640,000          13,144,784
  11.000% 07/24/18                               23,022,000          22,101,120
  11.750% 06/10/03                                4,930,000           5,262,775
  12.750% 06/24/28                                4,930,000           5,361,375
United Kingdom Treasury:
  9.500% 04/18/05                           GBP   8,995,000          14,827,088
  10.000% 09/08/03                          GBP   7,230,000          11,410,354
United Mexican States:
  8.300% 08/15/31                              $  7,960,000           7,800,800
  10.375% 01/29/03                          DEM  23,470,000          11,253,326
  11.375% 09/15/16                             $
                                                 15,282,000          18,842,706
Western Australia Treasury Corp.:
  7.500% 10/15/09                           AUD  17,200,000           9,507,248
  8.000% 10/15/07                           AUD  13,500,000           7,601,724
                                                                 --------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (cost of $459,371,438)                                            434,900,028
                                                                 --------------
TOTAL BONDS & NOTES
  (cost of $1,603,564,843)                                        1,467,766,644
                                                                 --------------

PREFERRED STOCK - 1.9%                               SHARES
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 0.0%
DEPOSITORY INSTITUTIONS - 0.0%
California Federal Bancorp, Inc., 9.125%              6,060             151,439
                                                                 --------------
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 1.9%
BROADCASTING - 0.2%
Granite Broadcasting Corp.,
  12.750% PIK                                         3,752      $    1,313,072
PriMedia, Inc.:
  8.625%                                              7,500             307,500
  9.200%                                             12,000             492,000
  10.000%                                            35,000           1,435,000
                                                                 --------------
                                                                     3,547,572
                                                                 --------------
CABLE - 1.1%
CSC Holdings Ltd.:
  11.125%                                           100,382          10,540,110
  11.750%                                            50,509           5,404,463
                                                                 --------------
                                                                     15,944,573
                                                                 --------------
COMMUNICATIONS - 0.1%
Dobson Communication Corp.,
  12.250% PIK                                           885             831,801
                                                                 --------------
POLLUTION CONTROL - 0.0%
Envirosource, Inc.,
  7.250%                                              3,850             178,241
                                                                 --------------
TELECOMMUNICATION - 0.5%
Nextel Communications, Inc.:
  11.125% PIK                                         5,716           2,800,813
  13.000% PIK                                         7,313           4,095,391
Nextlink Communications, Inc.,
  13.500% PIK                                         3,169                  32
                                                                 --------------
                                                                      6,896,236
                                                                 --------------
TOTAL PREFERRED STOCK
  (cost of $42,311,242)                                              27,549,862
                                                                 --------------
COMMON STOCK - 0.1%
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Inc. (g)                      80,133              56,093
                                                                 --------------
-------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION - 0.0%
Forest Oil Corp. (g)                                  8,215             231,745
Orion Refining Corp. (b)(g)                           3,270                 654
                                                                 --------------
                                                                        232,399
                                                                 --------------
-------------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain, Inc. (g)                               1,474              64,561
                                                                 --------------
HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc. (g)               176,666                 353
                                                                 --------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.1%
COMMUNICATIONS - 0.0%
Song Networks Holding AB, ADR (g)                    28,100              23,042
                                                                 --------------
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (e)(g)                    31,482                 315
Sun Carriers, Inc. (e)(g)                           130,400                --
                                                                 --------------
                                                                            315
                                                                 --------------
POLLUTION CONTROL - 0.0%
Envirosource, Inc. (g)                               15,400               2,772
                                                                 --------------
TELECOMMUNICATIONS - 0.1%
Adelphia Business
  Solutions, Inc., Class B (g)                       19,695              11,427
AirGate PCS, Inc. (g)                                11,277             513,667
Nextel Communications, Inc., Class A (g)             18,590             203,746
TELUS Corp., Non-Voting Shares                            1                  14
                                                                 --------------
                                                                        728,854
                                                                 --------------

TOTAL COMMON STOCK
  (cost of $3,836,302)                                                1,108,389
                                                                 --------------

WARRANTS (g) - 0.0%                                   UNITS
-------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 0.0%
DEPOSITORY INSTITUTIONS - 0.0%
KMC Telecom Holdings, Inc.,
  Expires 04/15/08 (b)                                2,000               5,000
                                                                 --------------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
FOOD STORES - 0.0%
Pathmark Stores, Inc.,
  Expires 09/19/10                                   32,317             294,085
                                                                 --------------
RUBBER & PLASTIC - 0.0%
Berry Plastics Corp.,
  Expires 04/15/04 (e)                                3,000              60,000
                                                                 --------------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
CABLE - 0.0%
Cable Satisfaction International, Inc.,
  Expires 03/01/05                                    6,080                  61
Ono Finance PLC,
  Expires 05/31/09                                    8,000              80,000
                                                                 --------------
                                                                         80,061
                                                                 --------------

WARRANTS (g) (CONTINUED)                              UNITS           VALUE
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
COMMUNICATIONS - 0.0%
Splitrock Services, Inc.,
  Expires 07/15/08                                    2,000               5,250
UbiquiTel, Inc.,
  Expires 04/15/10 (b)                                4,300             215,000
                                                                 --------------
                                                                        220,250
                                                                 --------------
COMMUNICATION SERVICES - 0.0%
IPCS, Inc.,
  Expires 07/15/10 (b)                                2,500              62,500
                                                                 --------------
TELECOMMUNICATIONS - 0.0%
Carrier1 International SA,
  Expires 02/19/09 (b)                                2,780                  28
Horizon PCS, Inc.,
  Expires 10/01/10 (b)                                3,875             155,000
Jazztel PLC,
  Expires 02/01/10 (b)                      EUR       1,250                --
MetroNet Communications Corp.,
  Expires 07/15/10                                    1,250             129,379
XM Satellite Radio Holdings, Inc.,
  Expires 03/15/10 (b)                                2,000                 500
                                                                 --------------
                                                                        284,907
                                                                 --------------
TOTAL WARRANTS
  (cost of $4,187,525)                                                1,006,803
                                                                 --------------

SHORT-TERM OBLIGATION - 2.3%                            PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
  dated 12/31/01, due 01/02/02 at 1.730%,
  collateralized by U.S. Treasury Bonds and/or
  Notes with various maturities to 2027, market
  value $34,387,590 (repurchase proceeds
  $33,415,211) (cost of $33,412,000)            $33,412,000          33,412,000
                                                                 --------------
TOTAL INVESTMENTS - 103.6%
  (cost of $1,687,311,912)(h)                                     1,530,843,698
OTHER ASSETS & LIABILITIES, NET - (3.6)%                            (53,014,232)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                              $1,477,829,466
                                                                 --------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $56,802,294 or 3.8% of net assets.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Stepped coupon bonds. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Represents fair value as determined in good faith under the direction of the Trustees.
(f) Settlement of these securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At December 31, 2001, the cost of the Fund's forward commitment purchases was $86,680,777.
(g) Non-income producing.
(h) Cost for federal income tax purposes is $1,708,095,021. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.
(i) As of December 31, 2001, the Fund had entered into the following forward currency contracts:

                                                              NET UNREALIZED
       CONTRACTS            IN EXCHANGE       SETTLEMENT       APPRECIATION/
      TO DELIVER                FOR              DATE          DEPRECIATION
-------------------------------------------------------------------------------
CAD           6,650,000  US$  4,151,528        01/07/02          $  25,181
EUR          13,820,000  US$  12,298,145       01/14/02             (8,783)
EUR          32,178,500  US$  28,757,747       01/17/02            106,184
GBP           9,290,000  US$  13,330,993       01/14/02           (183,469)
NOK         186,972,000  US$  20,713,316       01/14/02           (119,058)
SEK         153,500,000  US$  14,551,004       01/14/02           (127,829)
                                                                 ---------
                                                                 $(307,774)
                                                                 ---------

       CONTRACTS            IN EXCHANGE       SETTLEMENT      NET UNREALIZED
      TO RECEIVE                FOR              DATE          DEPRECIATION
--------------------------------------------------------------------------------
CAD          16,047,000  US$  10,053,251       01/07/02          $ (25,489)
                                                                 ---------

          ACRONYM                        NAME
----------------------------------------------------------------
            ADR               American Depositary Receipt
            AUD               Australian Dollar
            CAD               Canadian Dollar
            DEM               German Deutschemark
            EUR               Euro
            GBP               Great Britain Pound
            NOK               Norwegian Kroner
            NZD               New Zealand Dollar
            PIK               Payment-In-kind
            PLN               Polish Zloty
            SEK               Swedish Kroner
            ZAR               South African Rand

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 2001

ASSETS:
Investments, at cost                                          $1,687,311,912
                                                              --------------
Investments, at value                                         $1,530,843,698
Cash                                                               3,537,085
Receivable for:
  Investments sold                                                75,356,311
  Fund shares sold                                                 2,477,926
  Interest                                                        36,599,949
  Dividends                                                          443,730
Deferred Trustees' compensation plan                                  29,526
Other assets                                                         558,501
                                                              --------------
    Total Assets                                               1,649,846,726
                                                              --------------
LIABILITIES:
Net unrealized depreciation on forward
 currency contracts                                                  333,263
Payable for:
  Investments purchased                                           77,263,902
  Investments purchased on a delayed delivery                     86,680,777
  Fund shares repurchased                                          6,166,108
  Management fee                                                     787,219
  Transfer agent fee                                                 493,384
  Bookkeeping fee                                                     44,811
  Trustees' fee                                                        1,911
Deferred Trustees' fee                                                29,526
Other liabilities                                                    216,359
                                                              --------------
    Total Liabilities                                            172,017,260
                                                              --------------
NET ASSETS                                                    $1,477,829,466
                                                              --------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                               $1,968,900,608
Overdistributed net investment income                            (23,536,368)
Accumulated net realized loss                                   (309,606,925)
Net unrealized appreciation/
 depreciation on:
  Investments                                                   (156,468,214)
  Foreign currency translations                                   (1,459,635)
                                                              --------------
NET ASSETS                                                    $1,477,829,466
                                                              --------------
Class A:
Net assets                                                    $  575,791,280
Shares outstanding                                               102,132,205
                                                              --------------
Net asset value per share                                     $         5.64(a)
                                                              --------------
Maximum offering price per share
 ($5.64/0.9525)                                               $         5.92(b)
                                                              --------------
Class B:
Net assets                                                    $  533,406,192
Shares outstanding                                                94,663,900
                                                              --------------
Net asset value and offering price per share                  $         5.63(a)
                                                              --------------
Class C:
Net assets                                                    $   42,906,472
Shares outstanding                                                 7,609,759
                                                              --------------
Net asset value and offering price per share                  $         5.64(a)
                                                              --------------
Class J:
Net assets                                                    $  323,865,659
Shares outstanding                                                57,510,750
                                                              --------------
Net asset value and offering price per share                  $         5.63(a)
                                                              --------------
Class Z:
Net assets                                                    $    1,859,863
Shares outstanding                                                   330,939
                                                              --------------
Net asset value, redemption and offering price per share      $         5.62
                                                              --------------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends                                                       $  3,312,552
Interest (including income on securities loaned of $638,454)     151,830,890
                                                                ------------
  Total Investment Income (net of foreign taxes withheld
    of $575,091)                                                 155,143,442
EXPENSES:
Management fee                                                    10,406,105
Distribution fee:
  Class B                                                          4,750,733
  Class C                                                            269,574
  Class J                                                          1,475,757
Service fee:
  Class A                                                          1,284,677
  Class B                                                          1,468,904
  Class C                                                            104,427
  Class J                                                            982,006
Transfer agent fee                                                 4,183,281
Bookkeeping fee                                                      548,453
Custodian fee                                                        378,143
Trustees' fee                                                         56,988
Other expenses                                                       515,073
                                                                ------------
  Total Expenses                                                  26,424,121
Custody earnings credit                                               (5,623)
                                                                ------------
 Net Expenses                                                     26,418,498
                                                                ------------
Net Investment Income                                            128,724,944
                                                                ------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
  Investments                                                   (132,836,452)
  Foreign currency transactions                                   (3,486,057)
                                                                ------------
    Net realized loss                                           (136,322,509)
                                                                ------------
Net change in unrealized appreciation/depreciation on:
  Investments                                                     43,562,211
  Foreign currency translations                                    6,422,365
                                                                ------------
    Net change in unrealized
      appreciation/depreciation                                   49,984,576
                                                                ------------
Net Loss                                                         (86,337,933)
                                                                ------------
Net Increase in Net Assets from Operations                      $ 42,387,011
                                                                ------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                                           ---------------------------------------
IN NET ASSETS                                                     2001                    2000
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                          $  128,724,944          $  172,761,382
Net realized loss on investments and foreign currency
  transactions                                                   (136,322,509)           (100,040,152)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations                    49,984,576             (96,515,471)
                                                               --------------          --------------
Net Increase (Decrease) from Operations                            42,387,011             (23,794,241)
                                                               --------------          --------------
DISTRIBUTIONS DECLARED TO  SHAREHOLDERS:
From  net investment income:
  Class A                                                         (46,691,586)            (49,263,355)
  Class B                                                         (48,801,551)            (60,499,240)
  Class C                                                          (3,544,584)             (3,770,158)
  Class J                                                         (34,229,039)            (43,531,816)
  Class Z                                                            (295,153)               (409,229)
Return of capital:
  Class A                                                          (3,956,036)             (4,683,000)
  Class B                                                          (4,134,808)             (5,751,000)
  Class C                                                            (300,322)               (359,000)
  Class J                                                          (2,900,123)             (4,138,000)
  Class Z                                                             (25,007)                (39,000)
                                                               --------------          --------------
Total Distributions Declared to Shareholders                     (144,878,209)           (172,443,798)
                                                               --------------          --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                   159,940,369              62,362,997
  Distributions reinvested                                         26,051,063              28,946,528
  Redemptions                                                    (112,725,586)           (166,329,471)
                                                               --------------          --------------
  Net Increase (Decrease)                                          73,265,846             (75,019,946)
                                                               --------------          --------------
Class B:
  Subscriptions                                                   104,249,304              90,524,225
  Distributions reinvested                                         28,021,493              35,428,167
  Redemptions                                                    (252,987,306)           (268,344,672)
                                                               --------------          --------------
  Net Decrease                                                   (120,716,509)           (142,392,280)
                                                               --------------          --------------
Class C:
  Subscriptions                                                    15,490,383              12,004,717
  Distributions reinvested                                          2,286,312               2,697,170
  Redemptions                                                     (15,558,670)            (23,615,135)
                                                               --------------          --------------
  Net Increase (Decrease)                                           2,218,025              (8,913,248)
                                                               --------------          --------------
Class J:
  Subscriptions                                                    59,847,670             156,744,112
  Distributions reinvested                                               --                       723
  Redemptions                                                    (218,210,654)           (162,340,303)
                                                               --------------          --------------
  Net Decrease                                                   (158,362,984)             (5,595,468)
                                                               --------------          --------------
Class Z:
  Subscriptions                                                     4,246,282                 549,225
  Distributions reinvested                                            320,160                 448,229
  Redemptions                                                      (2,482,595)             (5,431,034)
                                                               --------------          --------------
  Net Increase (Decrease)                                           2,083,847              (4,433,580)
                                                               --------------          --------------
Net Decrease from Share Transactions                             (201,511,775)           (236,354,522)
                                                               --------------          --------------
Total Decrease in Net Assets                                     (304,002,973)           (432,592,561)
                                                               --------------          --------------
NET ASSETS:
Beginning of period                                            $1,781,832,439          $2,214,425,000
                                                               --------------          --------------
End of period (including (overdistributed)/undistributed
  net investment income of $(23,536,368) and $5,800,101,
  respectively)                                                $1,477,829,466          $1,781,832,439
                                                               --------------          --------------
CHANGES IN SHARES:
Class A:
  Subscriptions                                                    27,518,050               9,974,039
  Issued for distributions reinvested                               4,492,051               4,615,017
  Redemptions                                                     (19,289,781)            (26,339,088)
                                                               --------------          --------------
  Net Increase (Decrease)                                          12,720,320             (11,750,032)
                                                               --------------          --------------
Class B:
  Subscriptions                                                    17,729,660              14,369,071
  Issued for distributions reinvested                               4,821,532               5,645,118
  Redemptions                                                     (43,530,569)            (42,473,862)
                                                               --------------          --------------
  Net Decrease                                                    (20,979,377)            (22,459,673)
                                                               --------------          --------------
Class C:
  Subscriptions                                                     2,623,088               1,902,275
  Issued for distributions reinvested                                 393,676                 429,648
  Redemptions                                                      (2,663,083)             (3,723,853)
                                                               --------------          --------------
  Net Increase (Decrease)                                             353,681              (1,391,930)
                                                               --------------          --------------
Class J:
  Subscriptions                                                    10,070,910              24,908,150
  Issued for distributions reinvested                                    --                       111
  Redemptions                                                     (37,264,380)            (26,098,897)
                                                               --------------          --------------
  Net Decrease                                                    (27,193,470)             (1,190,636)
                                                               --------------          --------------
Class Z:
  Subscriptions                                                       711,730                  86,199
  Issued for distributions reinvested                                  55,323                  71,664
  Redemptions                                                        (436,308)               (902,260)
                                                               --------------          --------------
  Net Increase (Decrease)                                             330,745                (744,397)
                                                               --------------          --------------
See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION

Liberty Strategic Income Fund (the "Fund"), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income consistent with prudent risk and maximum total return. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which the shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class J shares are sold with a front-end sales charge and are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The accompanying financial statements are prepared under accounting principles generally accepted in the United States.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

SECURITIES LENDING

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2001, the Fund had no securities out on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A, Class B, Class C and Class J services fees and Class B, Class C, and Class J distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no U.S. federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

      YEAR OF EXPIRATION             CAPITAL LOSS CARRYFORWARD
-----------------------------------------------------------------------
             2002                           $ 42,651,978
             2003                             18,824,896
             2007                             21,541,689
             2008                             63,518,542
             2009                            136,912,288
                                            ------------
                                            $283,449,393
                                            ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Additionally, $1,535,206 of currency losses and $26,079,794 of net capital losses attributable to security transactions incurred after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Fund, but will result in a $24,082,705 reduction in cost of securities and a corresponding $24,082,705 decrease in net unrealized depreciation.

The effect of this change, for the year ended December 31, 2001, was to decrease net investment income by $6,146,476, decrease net unrealized depreciation by $3,377,335 and decrease net realized losses by $9,523,811. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under U.S. income tax regulations.

The following reclassifications have been made to the financial statements:

                             INCREASE (DECREASE)
---------------------------------------------------------------------------
                              UNDERDISTRIBUTED         ACCUMULATED NET
    PAID-IN CAPITAL         NET INVESTMENT INCOME       REALIZED LOSS
---------------------------------------------------------------------------
      $(3,323,960)               $(416,795)               $3,740,755

These differences are primarily due to foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Colonial Management Associates, Inc. (the "Advisor") is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

          AVERAGE NET ASSETS                 ANNUAL FEE RATE
          ------------------                 ---------------
          First $1 billion                        0.65%
          Next $1 billion                         0.60%
          Over $2 billion                         0.55%

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average daily net assets over $50 million and 0.025% for next $1 billion. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and received reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor Inc., (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $51,693 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $12,369, $1,704,999 and $10,578 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares and 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. The plan also requires the payment of a service fee to the Distributor on Class A, Class B, Class C and Class J shares as follows:

VALUE OF SHARES OUTSTANDING ON THE
20TH OF EACH MONTH WHICH WERE ISSUED              ANNUAL FEE RATE
------------------------------------              ---------------
Prior to January 1, 1993                               0.15%
On or after January 1, 1993                            0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $5,623 of custody fees were reduced by balance credits for the year ended December 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

For the year ended December 31, 2001, purchases and sales of investments, other than short-term obligations, were $1,667,589,089 and $1,809,154,936, respectively, of which $90,404,802 and $70,063,369, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for federal income tax purposes was:

  Gross unrealized appreciation                               $  41,400,591
  Gross unrealized depreciation                                (218,651,914)
                                                              -------------
      Net unrealized depreciation                             $(177,251,323)
                                                              -------------

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2001.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------
CLASS A SHARES                           2001                 2000              1999               1998               1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $  6.00              $  6.62            $  7.11            $  7.32            $  7.31
                                       -------              -------            -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.48(a)(b)           0.58(c)            0.57(c)            0.56               0.58
Net realized and unrealized gain
  (loss) on investments and
  foreign currency                       (0.30)(b)            (0.62)             (0.48)             (0.19)              0.02
                                       -------              -------            -------            -------            -------
Total from Investment Operations          0.18                (0.04)              0.09               0.37               0.60
                                       -------              -------            -------            -------            -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS
From net investment income               (0.50)               (0.53)             (0.58)(d)          (0.58)(d)          (0.59)(d)
Return of capital                        (0.04)               (0.05)                --                 --                 --
                                       -------              -------            -------            -------            -------
Total Distributions Declared to
  Shareholders                           (0.54)               (0.58)             (0.58)             (0.58)             (0.59)
                                       -------              -------            -------            -------            -------
NET ASSET VALUE, END OF PERIOD         $  5.64              $  6.00            $  6.62            $  7.11            $  7.32
                                       -------              -------            -------            -------            -------
Total return (e)                         3.07%              (0.68)%              1.28%              5.17%              8.61%
                                       -------              -------            -------            -------            -------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                             1.21%                1.17%              1.19%              1.15%              1.18%
Net investment income (f)                8.22%(b)             9.12%              8.30%              7.88%              7.78%
Portfolio turnover rate                   106%                  35%                44%                64%               111%
Net assets, end of period (000's)     $575,791             $536,481           $669,795           $787,461           $808,228

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31,
    2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------
CLASS B SHARES                           2001                 2000              1999               1998               1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $  6.00              $  6.62            $  7.11            $  7.32            $  7.31
                                       -------              -------            -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.44(a)(b)           0.53(c)            0.51(c)            0.51               0.52
Net realized and unrealized gain
  (loss) on investments and
  foreign currency                       (0.32)(b)            (0.62)             (0.48)             (0.20)              0.03
                                       -------              -------            -------            -------            -------
Total from Investment Operations          0.12                (0.09)              0.03               0.31               0.55
                                       -------              -------            -------            -------            -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS
From net investment income               (0.45)               (0.48)             (0.52)(d)          (0.52)(d)          (0.54)(d)
Return of capital                        (0.04)               (0.05)                --                 --                 --
                                       -------              -------            -------            -------            -------
Total Distributions Declared to
Shareholders                             (0.49)               (0.53)             (0.52)             (0.52)             (0.54)
                                       -------              -------            -------            -------            -------
NET ASSET VALUE, END OF PERIOD         $  5.63              $  6.00            $  6.62            $  7.11            $  7.32
                                       -------              -------            -------            -------            -------
Total return (e)                         2.12%              (1.41)%              0.52%              4.38%              7.81%
                                       -------              -------            -------            -------            -------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                             1.96%                1.92%              1.94%              1.90%              1.93%
Net investment income (f)                7.47%(b)             8.37%              7.55%              7.13%              7.03%
Portfolio turnover rate                   106%                  35%                44%                64%               111%
Net assets, end of period (000's)     $533,406             $693,733           $914,145           $919,740           $833,865

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31,
    2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------
CLASS C SHARES                       2001                 2000                 1999                 1998             1997(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $  6.00               $  6.62              $  7.11              $  7.32           $  7.24
                                   -------               -------              -------              -------           -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                 0.45(b)(c)            0.54(d)(e)           0.52(d)(e)           0.52(d)           0.27
Net realized and unrealized
  gain (loss) on investments
  and foreign currency               (0.31)(c)             (0.62)               (0.48)               (0.20)             0.09
                                   -------               -------              -------              -------           -------
Total from Investment Operations      0.14                 (0.08)                0.04                 0.32              0.36
                                   -------               -------              -------              -------           -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS
From net investment income           (0.46)                (0.49)               (0.53)(f)            (0.53)(f)         (0.28)(f)
Return of capital                    (0.04)                (0.05)                  --                   --                --
                                   -------               -------              -------              -------           -------
Total Distributions Declared
  to Shareholders                    (0.50)                (0.54)               (0.53)               (0.53)            (0.28)
                                   -------               -------              -------              -------           -------
NET ASSET VALUE, END OF
PERIOD                             $  5.64               $  6.00              $  6.62              $  7.11           $  7.32
                                   -------               -------              -------              -------           -------
Total return (g)                     2.45%               (1.26)%(h)             0.67%(h)             4.54%(h)          5.06%(i)
                                   -------               -------              -------              -------           -------
RATIOS TO AVERAGE NET ASSETS
Expenses (j)                         1.81%                 1.77%(d)             1.79%(d)             1.75%(d)          1.78%(k)
Net investment income (j)            7.62%(c)              8.52%(d)             7.70%(d)             7.28%(d)          7.13%(k)
Waiver/reimbursement                    --                 0.15%                0.15%                0.15%                --
Portfolio turnover rate               106%                   35%                  44%                  64%              111%
Net assets, end of period (000's) $42,906               $43,538              $57,246              $36,918            $6,212

(a) Class C shares were initially offered on July 1, 1997. Per share reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31,
    2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Net of fees waived by the Distributor which amounted to $0.02, $0.01, $0.01 per share and 0.15%, 0.15%, 0.15% for the periods ended December 31, 2000, 1999 and 1998, respectively.
(e) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(h) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(k) Annualized.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------

CLASS J SHARES                                     2001                   2000                 1999               1998(a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  6.00                $  6.62              $  7.10             $  7.00
                                                    -------                -------              -------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  0.46(b)(c)             0.55(d)              0.54(d)             0.08
Net realized and unrealized gain (loss) on
  investments and foreign currency                    (0.31)(c)              (0.62)               (0.47)               0.11(e)
                                                    -------                -------              -------             -------
Total from Investment Operations                       0.15                  (0.07)                0.07                0.19
                                                    -------                -------              -------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                            (0.48)                 (0.50)               (0.55)(f)           (0.09)(f)
Return of capital                                     (0.04)                 (0.05)                  --                  --
                                                    -------                -------              -------             -------
Total Distributions Declared to Shareholders          (0.52)                 (0.55)               (0.55)              (0.09)
                                                    -------                -------              -------             -------
NET ASSET VALUE, END OF PERIOD                      $  5.63                $  6.00              $  6.62             $  7.10
                                                    -------                -------              -------             -------
Total return (g)                                      2.56%                (1.02)%                1.07%               2.74%(h)
                                                    -------                -------              -------             -------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)                                          1.56%                  1.52%                1.54%               1.49%(j)
Net investment income (i)                             7.87%(c)               8.77%                7.95%               7.76%(j)
Portfolio turnover rate                                106%                    35%                  44%                 64%
Net assets, end of period (000's)                  $323,866               $508,079             $568,311             $49,143

(a) Class J shares were initially offered on November 2, 1998. Per share reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31,
    2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(j) Annualized.

-----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------
CLASS Z SHARES                                                 2001                   2000                1999(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  5.99                $  6.62              $  7.10
                                                              -------                -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.49(b)(c)             0.59(d)              0.53(d)
Net realized and unrealized loss on investments and
  foreign currency                                              (0.31)(c)              (0.63)               (0.47)
                                                              -------                -------              -------
Total from Investment Operations                                 0.18                  (0.04)                0.06
                                                              -------                -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.51)                 (0.54)               (0.54)(e)
Return of capital                                               (0.04)                 (0.05)                  --
                                                              -------                -------              -------
Total Distributions Declared to Shareholders                    (0.55)                 (0.59)               (0.54)
                                                              -------                -------              -------
NET ASSET VALUE, END OF PERIOD                                $  5.62                $  5.99              $  6.62
                                                              -------                -------              -------
Total return (f)                                                3.14%                (0.59)%                1.50%(g)
                                                              -------                -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                                    0.98%                  0.93%                0.95%(i)
Net investment income (h)                                       8.45%(c)               9.36%                8.54%(i)
Portfolio turnover rate                                          106%                    35%                  44%
Net assets, end of period (000's)                              $1,860                     $1               $4,928

(a) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31,
    2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain/loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY STRATEGIC INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Strategic Income Fund (the "Fund"), a series of Liberty Funds Trust I, at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2002

-------------------------------------------------------------------------------
UNAUDITED INFORMATION
-------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the following item listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 210,050,531.13 shares outstanding. The votes cast were as follows:



PROPOSAL 1.
                                                                                        % of Shares to
                                                                                       Total Outstanding        % of Shares to
To approve a new investment advisory agreement:                      Shares                 Shares            Total Shares Voted
-----------------------------------------------------------------------------------------------------------------------------------
Affirmative                                                      152,092,708.826            72.41%                  96.11%
Against                                                            2,269,715.448             1.08%                   1.44%
Abstain                                                            3,882,524.831             1.85%                   2.45%

-------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

The Trustees serve terms of indefinite duration. The names of the Trustees and officers of the Liberty Funds, the date each was first elected or appointed to office, their principal occupations and other directorships they have held during at least the last five years, are shown below. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-426-3750.

                                                                                                   NUMBER OF
                                             YEAR FIRST                                            PORTFOLIOS
                                 POSITION    ELECTED OR                                             IN FUND
                                   WITH      APPOINTED                                              COMPLEX        OTHER
                                  LIBERTY      TO               PRINCIPAL OCCUPATION(s)             OVERSEEN    DIRECTORSHIPS
     NAME, ADDRESS AND AGE         FUNDS     OFFICE           DURING PAST FIVE  YEARS               BY TRUSTEE      HELD


DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)       Trustee        2000      President of UAL Loyalty Services and           103        None
c/o Liberty Funds Group LLC                               Executive Vice President of United Airlines
One Financial Center                                      (airline) since September, 2001 (formerly
Boston, MA 02111                                          Executive Vice President from July, 1999 to
                                                          September, 2001); Chief Financial Officer
                                                          of United Airlines since July, 1999; Senior
                                                          Vice President and Chief Financial Officer
                                                          of UAL, Inc. prior thereto.

Janet Langford Kelly (Age 44)    Trustee        2000      Executive Vice President - Corporate            103        None
c/o Liberty Funds Group LLC                               Development and Administration, General
One Financial Center                                      Counsel and Secretary, Kellogg Company
Boston, MA 02111                                          (food manufacturer), since September, 1999;
                                                          Senior Vice President, Secretary and
                                                          General Counsel, Sara Lee Corporation
                                                          (branded, packaged, consumer-products
                                                          manufacturer) prior thereto.

Richard W. Lowry (Age 65)        Trustee        1995      Private Investor since August, 1987             105        None
c/o Liberty Funds Group LLC                               (formerly Chairman and Chief Executive
One Financial Center                                      Officer, U.S. Plywood Corporation (building
Boston, MA 02111                                          products manufacturer)).

Salvatore Macera (Age 70)        Trustee        1998      Private Investor since 1981 (formerly           103        None
c/o Liberty Funds Group LLC                               Executive Vice President and Director of
One Financial Center                                      Itek Corporation (electronics) from 1975 to
Boston, MA 02111                                          1981).

Charles R. Nelson (Age 59)       Trustee        2000      Van Voorhis Professor, Department of            103        None
c/o Liberty Funds Group LLC                               Economics, University of Washington;
One Financial Center                                      consultant on econometric and statistical
Boston, MA 02111                                          matters.

John J. Neuhauser (Age 58)       Trustee        1985      Academic Vice President and Dean of             105   Saucony, Inc.
c/o Liberty Funds Group LLC                               Faculties since August, 1999, Boston                   (athletic
One Financial Center                                      College (formerly Dean, Boston College                  footwear)
Boston, MA 02111                                          School of Management from September, 1977             SkillSoft Corp.
                                                          to September, 1999).                                   (e-learning).

Thomas E. Stitzel (Age 65)       Trustee        1998      Business Consultant since 1999 (formerly        103        None
c/o Liberty Funds Group LLC                               Professor of Finance from 1975 to 1999 and
One Financial Center                                      Dean from 1977 to 1991, College of
Boston, MA 02111                                          Business, Boise State University);

                                                          Chartered Financial Analyst.

Thomas C. Theobald (Age 64)      Trustee        2000      Managing Director, William Blair Capital        103   Xerox Corporation
c/o Liberty Funds Group LLC                               Partners (private equity investing) since             (business products
One Financial Center                                      1994 (formerly Chief Executive Officer and              and services),
Boston, MA 02111                                          Chairman of the Board of Directors,                        Anixter
                                                          Continental Bank Corporation).                          International
                                                                                                                 (network support
                                                                                                                    equipment
                                                                                                               distributor), Jones
                                                                                                                Lang LaSalle (real
                                                                                                                estate management
                                                                                                                services) and MONY
                                                                                                                   Group (life
                                                                                                                   insurance).

Anne-Lee Verville (Age 56)       Trustee        1998      Chairman of the Board of Directors, Enesco      103  LearnSomething.com,
c/o Liberty Funds Group LLC                               Group, Inc. (designer, importer and                      Inc. (online
One Financial Center                                      distributor of giftware and collectibles);           educational products
Boston, MA 02111                                          author and speaker on educational systems               and services).
                                                          needs (formerly General Manager, Global
                                                          Education Industry from 1994 to 1997, and
                                                          President, Applications Solutions Division
                                                          from 1991 to 1994, IBM Corporation (global
                                                          education and global applications)).

INTERESTED TRUSTEES

William E. Mayer* (Age 61)       Trustee        1994      Managing Partner, Park Avenue Equity            105     Lee Enterprises
c/o Liberty Funds Group LLC                               Partners (venture capital) since 1998                  (print and on-line
One Financial Center                                      (formerly Founding Partner, Development               media), WR Hambrecht
Boston, MA 02111                                          Capital LLC from November, 1996 to                      + Co. (financial
                                                          February, 1999; Dean and Professor, College            service provider)
                                                          of Business and Management, University of              and Systech Retail
                                                          Maryland from October, 1992 to November,                Systems (retail
                                                          1996).                                                industry technology
                                                                                                                  provider); First
                                                                                                                   Health (health
                                                                                                                       care).

Joseph R. Palombo* (Age 48)    Trustee and      2000      Chief Operating Officer of Fleet Asset          103        None
One Financial Center           Chairman of                Management since November, 2001; formerly
Boston, MA 02111                the Board                 Chief Operations Officer of Mutual Funds,
                                                          Liberty Financial Companies, Inc. from
                                                          August, 2000 to November, 2001; Executive
                                                          Vice President of Stein Roe & Farnham
                                                          Incorporated (Stein Roe) since April, 1999;
                                                          Executive Vice President and Director of
                                                          Colonial Management Associates, Inc.
                                                          (Colonial) since April, 1999, Executive
                                                          Vice President and Chief Administrative
                                                          Officer of Liberty Funds Group LLC (LFG)
                                                          since April, 1999; Director of Stein Roe
                                                          since September, 2000; Trustee and Chairman
                                                          of the Board of the Stein Roe Mutual Funds
                                                          since October, 2000; Manager of Stein Roe
                                                          Floating Rate Limited Liability Company
                                                          since October, 2000 (formerly Vice
                                                          President of the Liberty Funds from April,
                                                          1999 to August, 2000; Chief Operating
                                                          Officer, Putnam Mutual Funds from 1994 to
                                                          1998).

OFFICERS

Keith T. Banks (Age 46)         President       2001      President of the Liberty Funds since
Fleet Asset Management                                    November, 2001; Chief Investment Officer
590 Madison Avenue, 36th Floor                            and Chief Executive Officer of Fleet Asset
Mail Stop NY EH 30636A                                    Management since 2000 (formerly Managing
New York, NY 10022                                        Director and Head of U.S. Equity, J.P.
                                                          Morgan Investment Management from 1996 to
                                                          2000).

Vicki L. Benjamin (Age 40)        Chief         2001     Chief Accounting Officer of the Liberty
One Financial Center           Accounting                Funds and Liberty All-Star Funds since
Boston, MA 02111                 Officer                 June, 2001; Vice President of LFG since
                                                         April, 2001 (formerly Vice President,
                                                         Corporate Audit, State Street Bank and
                                                         Trust Company from May, 1998 to April,
                                                         2001; Audit Manager from July, 1994 to
                                                         June, 1997; Senior Audit Manager from
                                                         July, 1997 to May, 1998, Coopers &
                                                         Lybrand LLP).

J. Kevin Connaughton (Age 37)  Treasurer        2000     Treasurer of the Liberty Funds and of
One Financial Center                                     the Liberty All-Star Funds since
Boston, MA 02111                                         December, 2000 (formerly Controller of
                                                         the Liberty Funds and of the Liberty
                                                         All-Star Funds from February, 1998 to
                                                         October, 2000); Treasurer of the Stein
                                                         Roe Funds since February, 2001
                                                         (formerly Controller from May, 2000 to
                                                         February, 2001); Senior Vice President
                                                         of LFG since January, 2001 (formerly
                                                         Vice President from April, 2000 to
                                                         January, 2001; Vice President of
                                                         Colonial from February, 1998 to
                                                         October, 2000; Senior Tax Manager,
                                                         Coopers & Lybrand, LLP from April, 1996
                                                         to January, 1998).

Michelle G. Azrialy (Age 32)   Controller       2001     Controller of the Liberty Funds and of
One Financial Center                                     the Liberty All-Star Funds since May,
Boston, MA 02111                                         2001, Vice President of LFG since
                                                         march, 2001 (formerly Assistant Vice
                                                         President of Fund Administration from
                                                         September, 2000 to February, 2001;
                                                         Compliance Manager of Fund
                                                         Administration from September, 1999
                                                         to August, 2000) (formerly Assistant
                                                         Treasurer, Chase Global Fund Services -
                                                         Boston from August, 1996 to September,
                                                         1999).

Jean S. Loewenberg (Age 56)     Secretary       2002     Secretary of the Liberty Funds and of
One Financial Center                                     the Liberty All-Star Funds since
Boston, MA 02111                                         February, 2002; Vice President and
                                                         Group Senior Counsel, Fleet National
                                                         Bank since November, 1996.


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
LIBERTY STRATEGIC INCOME FUND

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                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.
-------------------------------------------------------------------------------

Liberty Strategic Income Fund  ANNUAL REPORT, DECEMBER 31, 2001

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           -----------------                                          PAID
                   F U N D S                                      HOLLISTON, MA
                                                                  PERMIT NO. 20
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Liberty Funds Distributor, Inc. (C)2002
One Financial Center, Boston, MA 02111-2621 www.libertyfunds.com

                                               716-02/460I-0102 (02/02) 02/0139